AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated December 15, 2006

The Azzad Funds Board of Directors has approved the below changes to the Azzad Funds. The change will not affect the status of your account or your investment in the Azzad Funds (“Azzad Ethical Mid Cap Fund” and “Azzad Ethical Income Fund”).

1.

Hired new, independent legal counsel, The Law Offices of Patricia C. Foster, to replace Noubani & Associates. Ms. Foster has an impressive background in securities law and regulations. She has provided legal counsel to several mutual funds including the Oppenheimer Funds and several investment management firms.

2.

Terminated the sub advisory agreement with Wright Investors' Services and appointed an in-house portfolio manager for the Azzad Funds. Mr. Omar Bassal is a CFA Charterholder with an impressive investment management background. Mr. Bassal has an MBA with honors from the prestigious Wharton School of Business and graduated Summa Cum Laude with a B.S. in Economics, also from the Wharton School. Prior to joining Azzad, Mr. Bassal served as a senior research analyst at Profit Investment Management, an investment firm with about two billion dollars under management. Mr. Bassal has also worked as a Senior Investment Specialist at a pension investment company that managed over $7 billion in retirement assets and at Merrill Lynch’s private wealth management group.

3.

Permitted the Azzad Ethical Income Fund (AEIFX) to invest in foreign securities (greater than the 10% currently allowed) & in acceptable fixed income bank deposits or securities.

4.

Approved trading in assets whose transaction process may require depositing Fund assets away from the primary Custodian (Huntington Bank) to a Sub-Custodian.

5.

Approved amending the Azzad Ethical Mid Cap Fund’s (ADJEX) strategy to an absolute total return fund that can invest in any asset class the portfolio manager deems necessary to achieve the fund’s objective.

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE